SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS Money Market Prime Series

On April 2, 2024, certain changes to the federal regulations that govern money market funds are effective and the following changes to each fund’s prospectus will be effective.
The following replaces similar disclosure under the “MAIN RISKS” section of the summary prospectuses, and within the summary section and the “FUND DETAILS” section of the fund’s prospectuses:
Money market fund risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a discretionary liquidity fee (not to exceed 2%) upon redemption of shares if the Advisor determines a liquidity fee is in the fund's best interests. The Advisor may impose such a fee in times of market stress, impaired liquidity of the fund's investments or in other circumstances. A liquidity fee would reduce the amount a shareholder receives upon redemption of shares. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
March 25, 2024
PROSTKR24-16

The following information replaces existing similar disclosure contained in the “PRINCIPAL INVESTMENT STRATEGIES” section of the “FUND DETAILS” section of the fund’s prospectuses.
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The fund maintains certain minimum liquidity standards such that:
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the fund may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the fund would have invested less than 25% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct US government obligations);
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the fund may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the fund would have invested less than 50% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct US government obligations and government agency discount notes with remaining maturities of 60 days or less); and
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the fund may not purchase an illiquid security if, immediately after purchase, the fund would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the fund).

The following disclosure replaces similar disclosure under the “OTHER POLICIES AND RISKS” section in the “FUND DETAILS” section of the fund's prospectuses.
Potential negative interest rates
In the event that the fund has a negative gross yield as a result of negative interest rates (a “negative interest rate event”), it may be challenging or impossible to maintain a stable net asset value (NAV) of $1.00 per share. However, regulations that govern the operation of money market funds permit the fund, if experiencing a negative interest rate event, to seek to continue to provide a stable NAV of $1.00 per share by using a Reverse Distribution Mechanism (RDM) which reduces the number of shares in proportion to the fund’s negative income. Shares may continue to have a NAV of $1.00 per share, but each shareholder would have fewer shares. The fund will use an RDM to cancel shares held by shareholders only if the fund’s Board determines that using an RDM is in the best interests of the fund and its shareholders.
If the fund chooses to use an RDM to cancel fund shares, the fund’s per-share NAV may remain stable, but shareholders will lose money as a result of the fund’s negative gross yield. In the event that shares are canceled, tax treatment of distributions and shareholder basis is uncertain. You should consult with your tax advisor to determine whether you will experience any negative tax consequences as a result of the fund’s use of an RDM. Account statements will include disclosure regarding share cancellations if an RDM is used.
The following information replaces similar disclosure in the “POLICIES ABOUT TRANSACTIONS” section within the “INVESTING IN THE FUND” section of the fund’s prospectuses.
Special Policies on Redemptions. The fund may impose a liquidity fee of up to 2% of the value of the shares redeemed, if the Advisor, having been delegated responsibility by the Board, including a majority of board members, who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“Independent Board Members”)), determines that imposing a liquidity fee is in the fund’s best interest
After the fund implements a liquidity fee, the liquidity fee would apply to all redemptions at the first net asset value calculation on the next business day following notification to financial intermediaries and shareholders. However, the Advisor, in its discretion, may elect to impose a liquidity fee on an intra-day basis. A liquidity fee will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Advisor. A liquidity fee would reduce the amount you receive upon redemption of your shares.
A liquidity fee would remain in effect until the Advisor determines that the fee is no longer in the best interests of the fund. All liquidity fees payable by shareholders of the fund would be payable to the fund and thereafter would be an asset of the fund and may be used for various purposes, including to offset any losses realized by the fund when seeking to honor redemption requests during times of market stress.

Please Retain This Supplement for Future Reference

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